SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

July 13, 2006

Date of Report (date of earliest event reported)

eVISION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-17637	45-0411501
(State or other jurisdiction	(Commission File No.)	I.R.S. Employer
of incorporation)		(Identification No.)

1999 Broadway, Suite 2270, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 894-7971
(Registrant’s telephone number, including area code)

1888 Sherman Street, Suite 500, Denver, Colorado 80203
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Independent Accountants

eVision International, Inc.’s (eVision) has appointed a new auditor of record, Ronald Chadwick P.C. The decision to change accountants was approved by eVision’s Board of Directors. During the Company’s two most recent fiscal years and subsequent period up to the date of the engagement of Ronald Chadwick, P.C., eVision did not consult with Ronald Chadwick, P.C. with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2006	eVISION INTERNATIONAL, INC.
By: /s/ Tony T. W. Chan
Tony T. W. Chan
Chief Operating Officer